SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : September 25, 2001


      STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-16               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2001 among Structured Asset Securities Corporation, as depositor, Washington Mutual Mortgage Securities Corp. and Aurora Loan Services Inc., as master servicers, Bank One, N.A., as Trustee, and The Chase Manhattan Bank, as Securities Adaministrator. On September 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  October 10, 2001         By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      109,713,000.00    95,553,819.29     4,569,368.30      637,025.46      5,206,393.76       0.00      0.00     90,984,450.99
IA2          509,351.00       495,935.12         2,121.13            0.00          2,121.13       0.00      0.00        493,813.99
IIA1      51,424,000.00    38,463,167.98     3,710,190.25      129,172.14      3,839,362.39       0.00      0.00     34,752,977.73
IIA4         958,956.00       682,190.66        57,147.73            0.00         57,147.73       0.00      0.00        625,042.93
IIIA1     46,757,000.00    37,736,959.58     3,294,164.37      129,878.04      3,424,042.41       0.00      0.00     34,442,795.21
IIIA4        437,202.00       375,849.59        43,040.62            0.00         43,040.62       0.00      0.00        332,808.97
IVA1     263,356,000.00   246,134,345.80     6,247,271.43    1,322,630.60      7,569,902.03       0.00      0.00    239,887,074.37
B1I        4,158,000.00     4,150,328.71         2,609.88       24,210.25         26,820.13       0.00      0.00      4,147,718.83
B2I        1,202,000.00     1,199,782.37           754.47        7,998.55          8,753.02       0.00      0.00      1,199,027.90
B3I          655,000.00       653,791.56           411.13        4,358.61          4,769.74       0.00      0.00        653,380.43
B4I          545,000.00       543,994.50           342.08        3,626.63          3,968.71       0.00      0.00        543,652.42
B5I          218,000.00       217,597.81           136.83        1,450.65          1,587.48       0.00      0.00        217,460.98
B6I          337,609.00       337,003.69           211.59        2,246.69          2,458.28       0.00      0.00        336,792.10
B1II       3,402,000.00     3,398,782.36         1,094.35       19,113.43         20,207.78       0.00      0.00      3,397,688.01
B2II       1,361,000.00     1,359,660.58           455.55        7,646.20          8,101.75       0.00      0.00      1,359,205.03
B3II       1,361,000.00     1,359,712.75           437.80        7,646.50          8,084.30       0.00      0.00      1,359,274.95
B4II       1,361,000.00     1,359,712.75           437.80        7,646.50          8,084.30       0.00      0.00      1,359,274.95
B5II         680,000.00       679,356.85           218.74        3,820.44          4,039.18       0.00      0.00        679,138.11
B6II         682,209.00       681,598.63           202.31        3,833.05          4,035.36       0.00      0.00        681,396.32
R1               100.00             0.00             0.00            0.00              0.00       0.00      0.00              0.00
R2               100.00             0.00             0.00            0.00              0.00       0.00      0.00              0.00
IIA2       1,000,000.00       747,961.42        72,149.00        2,511.90         74,660.90       0.00      0.00        675,812.42
IIIA2      1,000,000.00       807,086.85        70,452.86        2,777.72         73,230.58       0.00      0.00        736,633.99
TOTALS   491,118,527.00   436,938,638.85    18,073,218.22    2,317,593.36     20,390,811.58       0.00      0.00    418,865,420.63

IA3        8,249,113.00     7,065,628.41             0.00       47,104.19         47,104.19       0.00      0.00      6,674,025.06
IIA3      52,424,000.00    39,211,129.39             0.00      129,723.49        129,723.49       0.00      0.00     35,428,790.15
IIA5       1,449,756.00     1,094,634.34             0.00        7,297.56          7,297.56       0.00      0.00        939,746.01
IIIA3     47,757,000.00    38,544,046.43             0.00      124,304.55        124,304.55       0.00      0.00     35,179,429.20
IIIA5      1,777,463.00     1,430,390.66             0.00        9,535.94          9,535.94       0.00      0.00      1,313,559.35
IVA2     263,356,000.00   246,134,345.80             0.00       61,533.59         61,533.59       0.00      0.00    239,887,074.37
B1IX       4,158,000.00     4,150,328.71             0.00        3,458.61          3,458.61       0.00      0.00      4,147,718.83
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       86358RBS5      870.94345511   1.64837622     5.80628968    47.45466590     829.29507889      IA1               8.000000 %
IA2       86358RBT3      973.66083506   4.16437781     0.00000000     4.16437781     969.49645726      IA2               0.000000 %
IIA1      86358RBV8      747.96141840   2.14900144     2.51190378    74.66090522     675.81241696      IIA1              4.030000 %
IIA4      86358RBX4      711.38890627   9.59369356     0.00000000    59.59369356     651.79521271      IIA4              0.000000 %
IIIA1     86358RBZ9      807.08684432   0.45285989     2.77772398    73.23058387     736.63398443      IIIA1             4.130000 %
IIIA4     86358RCB1      859.67033545   8.44561553     0.00000000    98.44561553     761.22471992      IIIA4             0.000000 %
IVA1      86358RCD7      934.60694193   3.72177368     5.02221556    28.74398924     910.88516825      IVA1              6.448335 %
B1I       86358RCF2      998.15505291   0.62767677     5.82257095     6.45024772     997.52737614      B1I               7.000000 %
B2I       86358RCG0      998.15504992   0.62767887     6.65436772     7.28204659     997.52737105      B2I               8.000000 %
B3I       86358RCH8      998.15505344   0.62767939     6.65436641     7.28204580     997.52737405      B3I               8.000000 %
B4I       N/A            998.15504587   0.62766972     6.65436697     7.28203670     997.52737615      B4I               8.000000 %
B5I       N/A            998.15509174   0.62766055     6.65435780     7.28201835     997.52743119      B5I               8.000000 %
B6I       N/A            998.20706794   0.62673092     6.65471003     7.28144096     997.58033702      B6I               8.000000 %
B1II      86358RCJ4      999.05419165   0.32167842     5.61829218     5.93997061     998.73251323      B1II              6.748335 %
B2II      86358RCK1      999.01585599   0.33471712     5.61807494     5.95279206     998.68113887      B2II              6.748335 %
B3II      86358RCL9      999.05418810   0.32167524     5.61829537     5.93997061     998.73251286      B3II              6.748335 %
B4II      N/A            999.05418810   0.32167524     5.61829537     5.93997061     998.73251286      B4II              6.748335 %
B5II      N/A            999.05419118   0.32167647     5.61829412     5.93997059     998.73251471      B5II              6.748335 %
B6II      N/A            999.10530351   0.29655135     5.61858609     5.91513744     998.80875216      B6II              6.748335 %
R1        86358RCM7        0.00000000   0.00000000     0.00000000     0.00000000       0.00000000      R1                8.000000 %
R2        86358RCN5        0.00000000   0.00000000     0.00000000     0.00000000       0.00000000      R2                6.748335 %
IIA2      N/A            747.96142000   2.14900000     2.51190000    74.66090000     675.81242000      IIA2              4.030000 %
IIIA2     N/A            807.08685000   0.45286000     2.77772000    73.23058000     736.63399000      IIIA2             4.130000 %
TOTALS                   889.68062663   6.80011489     4.71901024    41.51912514     852.88051173

IA3       86358RBU0     856.53189743    0.00000000    5.71021272     5.71021272      809.05972072       IA3               8.000000 %
IIA3      86358RBW6     747.96141824    0.00000000    2.47450576     2.47450576      675.81241702       IIA3              3.970000 %
IIA5      86358RBY2     755.04729072    0.00000000    5.03364704     5.03364704      648.20977461       IIA5              8.000000 %
IIIA3     86358RCA3     807.08684444    0.00000000    2.60285508     2.60285508      736.63398455       IIIA3             3.870000 %
IIIA5     86358RCC9     804.73723504    0.00000000    5.36491618     5.36491618      739.00798498       IIIA5             8.000000 %
IVA2      86358RCE5     934.60694193    0.00000000    0.23365175     0.23365175      910.88516825       IVA2              0.300000 %
B1IX      86358RCX3     998.15505291    0.00000000    0.83179654     0.83179654      997.52737614       B1IX              1.000000 %
-----------------------------------------------------------------------------------------------------   ----------------------------

                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001


               Scheduled Principal Amounts                                                        196,808.26
                        Group 1 Scheduled Principal Amounts                                        63,328.12
                        Group 2 Scheduled Principal Amounts                                        26,008.13
                        Group 3 Scheduled Principal Amounts                                        25,400.90
                        Group 4 Scheduled Principal Amounts                                        82,071.11

               Unscheduled Principal Amounts                                                   17,876,409.69
                        Group 1 Unscheduled Principal Amounts                                   4,510,500.55
                        Group 2 Unscheduled Principal Amounts                                   3,814,594.31
                        Group 3 Unscheduled Principal Amounts                                   3,383,268.57
                        Group 4 Unscheduled Principal Amounts                                   6,168,046.26

               Aggregate  Advances                                                                     0.00
                       Group 1  Aggregate  Advances                                                    0.00
                       Group 2 Aggregate  Advances                                                     0.00
                       Group 3 Aggregate  Advances                                                     0.00
                       Group 4 Aggregate  Advances                                                     0.00

               Ending Principal Balance                                                      418,868,265.84
                       Group 1 Ending Principal Balance                                       95,171,247.74
                       Group 2 Ending Principal Balance                                       37,843,127.54
                       Group 3 Ending Principal Balance                                       37,127,975.97
                       Group 4 Ending Principal Balance                                      248,725,914.59

               Current Period Realized Losses                                                          0.00
                       Group 1 Current Period Realized Losses                                          0.00
                       Group 2 Current Period Realized Losses                                          0.00
                       Group 3 Current Period Realized Losses                                          0.00
                       Group 4 Current Period Realized Losses                                          0.00

               Bankruptcy Losses                                                                       0.00
                       Group 1 Bankruptcy Losses                                                       0.00
                       Group 2 Bankruptcy Losses                                                       0.00
                       Group 3 Bankruptcy Losses                                                       0.00
                       Group 4 Bankruptcy Losses                                                       0.00

               Fraud Losses                                                                            0.00
                       Group 1 Fraud Losses                                                            0.00
                       Group 2 Fraud Losses                                                            0.00
                       Group 3 Fraud Losses                                                            0.00
                       Group 4 Fraud Losses                                                            0.00

               Special Hazard Losses                                                                   0.00
                       Group 1 Special Hazard Losses                                                   0.00
                       Group 2 Special Hazard Losses                                                   0.00
                       Group 3 Special Hazard Losses                                                   0.00
                       Group 4 Special Hazard Losses                                                   0.00

               Group 1,2,3 Bankruptcy Loss Amount                                                131,326.00
               Group 4 Bankruptcy Loss Amount                                                    100,000.00

               Group 1,2,3 Fraud Loss Amount                                                   2,189,153.00
               Group 4 Fraud Loss Amount                                                       2,722,034.00

               Group 1,2,3,4 Special Hazard Loss Amount                                       10,302,057.00

               Servicing Fees                                                                    181.906.13

               Sub-Servicing Fees (includes Retained Interest)                                     5,765.98

               Trustee Fees                                                                        1,274.41


                                      -7-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001


Sec. 4.03(ix)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

               Group 1
               Category              Number          Principal Balance            Percentage

                1 Month                6              249,518.73                  0.26 %
                2 Month                2              161,885.92                  0.17 %
                3 Month                0                    0.00                  0.00 %
                Total                  8              411,404.65                  0.43 %


                Group 2
               Category              Number          Principal Balance            Percentage

                1 Month                1              281,417.01                  0.74 %
                2 Month                0                    0.00                  0.00 %
                3 Month                0                    0.00                  0.00 %
                Total                  1              281,417.01                  0.74 %

                Group 3
                1 Month                1              227,962.51                  0.61 %
                2 Month                0                    0.00                  0.00 %
                3 Month                0                    0.00                  0.00 %
                Total                  1              227,962.51                  0.61 %


                Group 4
               Category              Number          Principal Balance            Percentage
                1 Month                2            1,209,999.99                  0.49 %
                2 Month                1              362,899.96                  0.15 %
                3 Month                0                    0.00                  0.00 %
                 Total                 3            1,572,899.95                  0.64 %


               Group Totals
               Category              Number          Principal Balance            Percentage
                1 Month               10            1,968,898.24                  0.47 %
                2 Month                3              524,785.88                  0.13 %
                3 Month                0                    0.00                  0.00 %
                 Total                13            2,493,684.12                  0.60 %


               Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                       Group 1
                       Number              Principal Balance          Percentage
                             2                363,937.03                 0.38 %


                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             1                362,899.96                 0.98 %


                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             3                726,836.99                 0.17 %




                                      -8-

             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001


Sec. 4.03(x)   Number and Aggregate Principal Amounts of REO Loans


                       Group 1
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %


               Aggregate Outstanding Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfall                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00










                                      -9-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001

Sec. 4.03(viv  Aggregate Outstanding Prepayment Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfa
ll                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------


